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                                                                    Exhibit 23.1






                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in (i) Registration Statements No. 333-78139, 333-92997, 333-57238 and 333-100815 of Prosperity Bancshares, Inc. on
Form S-8 and (ii) Registration Statement No. 333-93857 of Prosperity Bancshares, Inc. on Form S-3 of our report dated February 14, 2003, appearing in this Annual Report on Form 10-K of Prosperity Bancshares, Inc. for the year ended December 31, 2002.

/s/Deloitte & Touche LLP



Houston, Texas
March 7, 2003